Exhibit 99.1

For immediate release	For More Information: James R. Gordon, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES SECOND QUARTER 2022 EARNINGS

ABILENE, Texas, July 21, 2022 - First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings of $60.49 million for the second quarter of 2022 compared to earnings of $56.38 million for the same quarter a year ago. Basic and diluted earnings per share were $0.42 for the second quarter of 2022 compared with $0.40 and $0.39, respectively, for the second quarter of 2021. Through July 20, 2022, the Company has repurchased 244,559 shares of its common stock at an average price of $38.61. Currently, the Company has 4.75 million shares remaining under the share repurchase authorization through July 31, 2023.

As further described below, the results this quarter compared to the same quarter a year ago included (i) an increase in the provision for credit losses of $6.56 million; (ii) a $4.93 million decrease in PPP loan origination fees; and (iii) a $2.56 million decrease in mortgage revenues. Offsetting these items were the following increases (i) in net interest income, excluding lower PPP loan origination fees, of $12.76 million from continued balance sheet growth; (ii) in gains on the sale of investment securities of $1.64 million; and (iii) in interest on loan recoveries of $945 thousand.

“We have been able to keep the momentum that was created from the movement of non-customers to our bank during the pandemic. Our results reflect outstanding growth this quarter reflected by overall loan growth, excluding PPP and held-for-sale loans, of $325.85 million, or 23.5 percent annualized, and deposit growth of $123.16 million, or 4.49 percent annualized, with the addition of over 6,500 net new accounts year-to-date,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares, Inc. “We are excited about our results this quarter while actively monitoring changes in interest rates and the overall economic environment. We are prepared for the opportunities ahead as the Texas economy continues to be strong and resilient. We appreciate the continued support of our customers, shareholders and associates,” Dueser added.

Net interest income for the second quarter of 2022 was $98.78 million compared to $90.95 million for the second quarter of 2021. The net interest margin, on a taxable equivalent basis, was 3.28 percent for the second quarter of 2022 compared to 3.22 percent for the first quarter of 2022 and 3.36 percent in the second quarter of 2021. The growth in net interest income was driven by higher average interest-earning assets which increased to $12.49 billion for the second quarter of 2022 compared to $11.30 billion a year ago, partially offset by lower PPP loan origination fees which totaled $313 thousand in the second quarter of 2022 compared to $5.24 million in the second quarter of 2021. PPP loan balances totaled $2.30 million at June 30, 2022.

The Company recorded a provision for credit losses of $5.35 million for the second quarter of 2022 compared to a reversal of provision for credit losses of $1.21 million for the second quarter of 2021. The increase in the Company’s provision for credit losses during the second quarter of 2022 was primarily driven by strong organic loan growth and a slight decline in the projected economic forecast. At June 30, 2022, the allowance for credit losses totaled $71.93 million, or 1.22 percent of loans held-for-investment (“loans” hereafter), compared to $62.14 million at June 30, 2021, or 1.17 percent of loans. Additionally, the reserve for unfunded commitments totaled $8.72 million at June 30, 2022 compared to $6.75 million at June 30, 2021.

For the second quarter of 2022, net recoveries totaled $916 thousand compared to net recoveries of $203 thousand for the second quarter of 2021. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.43 percent at June 30, 2022, compared with 0.57 percent at June 30, 2021. Classified loans totaled $152.67 million at June 30, 2022, compared to $174.99 million at June 30, 2021.

Noninterest income for the second quarter of 2022 was $37.32 million compared to $34.67 million for the second quarter of 2021, representing a net increase of $2.64 million from the following:

•
Trust fees increased $1.05 million to $9.74 million for the second quarter of 2022 compared to $8.69 million for the second quarter of 2021 driven mainly by the continued increase in oil and gas revenue.
•
Service charges on deposits increased $1.11 million for the second quarter of 2022 compared to the second quarter of 2021 primarily due to the continued increase in net new accounts.
•
ATM, interchange, and credit card fees increased $715 thousand for the second quarter of 2022 compared to the same quarter a year ago primary due to an increase in debit cards issued. Effective July 1, 2022, the Company became subject to regulations imposed by the Federal Reserve that will reduce future interchange revenue (aka. "Durbin Amendment").
•
Mortgage income was $5.73 million for the second quarter of 2022 compared to $8.29 million for the second quarter of 2021 due to lower overall origination volumes and margins.
•
Recoveries of interest on previously charged-off or nonaccrual loans totaled $1.65 million for the second quarter of 2022 compared to $704 thousand for the second quarter of 2021.
•
Gains on sales of securities were $1.65 million during the second quarter of 2022 compared to $5 thousand for the second quarter of 2021.

Noninterest expense for the second quarter of 2022 totaled $58.33 million compared to $59.37 million for the second quarter of 2021, as a result of the following:

•
Salary, commissions, and employee benefit costs totaled $33.15 million for the second quarter of 2022, compared to $35.05 million in the second quarter of 2021 reflecting annual merit-based and market driven pay increases effective March 1, 2022 offset by lower mortgage compensation expenses of $1.49 million and a decrease of $803 thousand in profit sharing expenses.
•
Noninterest expenses, excluding salary related costs, increased $858 thousand for the second quarter of 2022 compared to the same period in 2021, primarily related to increases in FDIC insurance, deposit account charge-offs, interchange processing costs, and loan processing costs.

The Company’s efficiency ratio improved to 41.83 percent for the second quarter of 2022 compared to 45.94 percent for the second quarter of 2021.

As of June 30, 2022, consolidated total assets were $13.26 billion compared to $12.33 billion at June 30, 2021. Loans totaled $5.88 billion at June 30, 2022, compared with loans of $5.30 billion at June 30, 2021. Loans, excluding PPP loans, grew $325.85 million for the second quarter of 2022 and $540.10 million for the first half of 2022. Deposits totaled $11.12 billion at June 30, 2022, compared to $9.78 billion at June 30, 2021.

Shareholders’ equity was $1.33 billion as of June 30, 2022, compared to $1.49 billion and $1.72 billion at March 31, 2022, and June 30, 2021, respectively, as a result of changes in other comprehensive income (“OCI”) due to increasing interest rates over the last two quarters. The unrealized loss on the available-for-sale investment securities portfolio, net of applicable tax, totaled $400.51 million at June 30, 2022, compared to an unrealized loss of $209.58 million at March 31, 2022 and an unrealized gain of $136.49 million at June 30, 2021.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 78 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with ten locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect," "plan," "anticipate," "target," "forecast," and "goal". Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2022		2021
ASSETS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Cash and due from banks	$242,665	$203,187	$205,053	$201,901	$190,061
Interest-bearing deposits in banks	222,899	394,566	323,535	359,241	654,531
Investment securities	6,215,036	6,502,495	6,573,179	6,119,984	5,578,048
Loans, held-for-investment, excluding PPP Loans	5,876,281	5,550,430	5,336,179	5,147,160	4,984,210
PPP loans	2,301	15,739	52,793	139,334	320,392
Total loans, held-for-investment	5,878,582	5,566,169	5,388,972	5,286,494	5,304,602
Allowance for loan losses	(71,932)	(66,913)	(63,465)	(63,370)	(62,138)
Net loans, held-for-investment	5,806,650	5,499,256	5,325,507	5,223,124	5,242,464
Loans, held-for-sale	26,445	27,670	37,810	47,721	61,802
Premises and equipment, net	149,280	150,168	149,764	147,516	147,655
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	2,658	2,978	3,298	3,689	4,087
Other assets	281,098	220,399	170,834	126,601	136,954
Total assets	$13,260,212	$13,314,200	$13,102,461	$12,543,258	$12,329,083

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$4,104,034	$3,978,724	$3,780,230	$3,574,405	$3,427,038
Interest-bearing deposits	7,018,949	7,021,101	6,786,258	6,318,712	6,354,656
Total deposits	11,122,983	10,999,825	10,566,488	9,893,117	9,781,694
Borrowings	768,364	758,595	671,152	648,679	549,969
Trade date payable	-	-	-	174,236	189,838
Other liabilities	39,847	67,031	105,597	93,491	87,213
Shareholders' equity	1,329,018	1,488,749	1,759,224	1,733,735	1,720,369
Total liabilities and shareholders' equity	$13,260,212	$13,314,200	$13,102,461	$12,543,258	$12,329,083

	Quarter Ended
	2022		2021
INCOME STATEMENTS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Interest income	$101,981	$97,009	$95,995	$97,198	$92,602
Interest expense	3,199	1,570	1,187	1,416	1,653
Net interest income	98,782	95,439	94,808	95,782	90,949
Provision for credit losses	5,350	4,782	2,064	-	(1,206)
Net interest income after provisions for credit losses	93,432	90,657	92,744	95,782	92,155
Noninterest income	37,317	34,881	34,903	37,726	34,673
Noninterest expense	58,333	59,225	61,672	62,939	59,374
Net income before income taxes	72,416	66,313	65,975	70,569	67,454
Income tax expense	11,922	10,341	10,638	11,641	11,075
Net income	$60,494	$55,972	$55,337	$58,928	$56,379

PER COMMON SHARE DATA
Net income - basic	$0.42	$0.39	$0.39	$0.41	$0.40
Net income - diluted	0.42	0.39	0.39	0.41	0.39
Cash dividends declared	0.17	0.15	0.15	0.15	0.15
Book value	9.32	10.43	12.34	12.17	12.08
Tangible book value	7.10	8.21	10.12	9.94	9.85
Market value	39.27	44.12	50.84	45.95	49.13
Shares outstanding - end of period	142,586,601	142,704,495	142,532,116	142,467,687	142,359,774
Average outstanding shares - basic	142,682,251	142,558,743	142,437,804	142,334,449	142,245,555
Average outstanding shares - diluted	143,238,669	143,302,063	143,251,521	143,218,920	143,164,611

PERFORMANCE RATIOS
Return on average assets	1.82%	1.71%	1.74%	1.90%	1.89%
Return on average equity	17.26	13.53	12.63	13.43	13.38
Return on average tangible equity	22.27	16.68	15.45	16.43	16.48
Net interest margin (tax equivalent)	3.28	3.22	3.29	3.41	3.36
Efficiency ratio	41.83	44.16	46.18	45.88	45.94

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Six Months Ended
	June 30,
INCOME STATEMENTS	2022	2021
Interest income	$198,990	$183,212
Interest expense	4,769	3,439
Net interest income	194,221	179,773
Provision for credit losses	10,132	(3,203)
Net interest income after provisions for credit losses	184,089	182,976
Noninterest income	72,198	69,548
Noninterest expense	117,558	117,098
Net income before income taxes	138,729	135,426
Income tax expense	22,263	22,129
Net income	$116,466	$113,297

PER COMMON SHARE DATA
Net income - basic	$0.82	$0.80
Net income - diluted	0.81	0.79
Cash dividends declared	0.32	0.28
Book value	9.32	12.08
Tangible book value	7.10	9.85
Market value	$39.27	$49.13
Shares outstanding - end of period	142,586,601	142,359,774
Average outstanding shares - basic	142,620,838	142,196,190
Average outstanding shares - diluted	143,273,391	143,102,608

PERFORMANCE RATIOS
Return on average assets	1.77%	1.97%
Return on average equity	15.24	13.61
Return on average tangible equity	19.18	16.78
Net interest margin (tax equivalent)	3.25	3.45
Efficiency ratio	42.97	45.65

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2022		2021
ALLOWANCE FOR LOAN LOSSES	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Balance at beginning of period	$66,913	$63,465	$63,370	$62,138	$62,974
Loans charged off	(275)	(659)	(3,067)	(1,475)	(392)
Loan recoveries	1,191	360	783	2,707	595
Net recoveries (charge-offs)	916	(299)	(2,284)	1,232	203
Provision for loan losses	4,103	3,747	2,379	-	(1,039)
Balance at end of period	$71,932	$66,913	$63,465	$63,370	$62,138

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$7,471	$6,436	$6,751	$6,751	$6,918
Provision for unfunded commitments	1,247	1,035	(315)	-	(167)
Balance at end of period	$8,718	$7,471	$6,436	$6,751	$6,751

Allowance for loan losses /
period-end loans held-for-investment	1.22%	1.20%	1.18%	1.20%	1.17%
Allowance for loan losses /
nonperforming loans	281.90	232.71	200.33	250.92	208.45
Net charge-offs (recoveries) / average total loans
(annualized)	(0.06)	0.02	0.17	(0.09)	(0.02)

	Quarter Ended
	2022		2021
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Commercial:
C&I	$837,627	$822,310	$784,282	$680,263	$662,711
PPP	2,301	15,739	52,793	139,334	320,392
Municipal	200,577	191,799	177,905	165,847	179,356
Total Commercial	1,040,505	1,029,848	1,014,980	985,444	1,162,459
Agriculture	90,420	82,883	98,089	98,947	95,212
Real Estate:
Construction & Development	928,644	806,211	749,793	656,530	550,928
Farm	250,028	225,942	217,220	203,064	185,288
Non-Owner Occupied CRE	636,432	636,160	623,434	674,958	673,608
Owner Occupied CRE	909,899	881,181	821,653	824,231	820,055
Residential	1,412,125	1,352,162	1,334,419	1,328,798	1,328,474
Total Real Estate	4,137,128	3,901,656	3,746,519	3,687,581	3,558,353
Consumer:
Auto	468,147	419,818	405,416	394,072	383,764
Non-Auto	142,382	131,964	123,968	120,450	104,814
Total Consumer	610,529	551,782	529,384	514,522	488,578

Total loans held-for-investment	$5,878,582	$5,566,169	$5,388,972	$5,286,494	$5,304,602

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$46,512	$47,445	$55,670	$53,620	$54,497
Substandard	106,156	104,715	105,515	112,151	120,497
Doubtful	-	-	-	-	-
Total classified loans	$152,668	$152,160	$161,185	$165,771	$174,994

NONPERFORMING ASSETS
Nonaccrual loans	$25,475	$28,723	$31,652	$25,210	$29,786
Accruing troubled debt restructured loans	20	20	21	22	23
Accruing loans 90 days past due	22	11	8	23	-
Total nonperforming loans	25,517	28,754	31,681	25,255	29,809
Foreclosed assets	-	-	2,477	28	305
Total nonperforming assets	$25,517	$28,754	$34,158	$25,283	$30,114

As a % of loans held-for-investment and foreclosed assets	0.43%	0.52%	0.63%	0.48%	0.57%
As a % of end of period total assets	0.19	0.22	0.26	0.20	0.24

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2022		2021
CAPITAL RATIOS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Common equity Tier 1 capital ratio	18.50%	19.00%	19.35%	19.71%	20.04%
Tier 1 capital ratio	18.50	19.00	19.35	19.71	20.04
Total capital ratio	19.54	20.01	20.34	20.76	21.12
Tier 1 leverage ratio	10.65	10.78	11.13	11.19	11.10
Tangible common equity ratio	7.83	9.02	11.28	11.59	11.68
Equity/Assets ratio	10.02	11.18	13.43	13.82	13.95

	Quarter Ended
	2022		2021
NONINTEREST INCOME	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Trust fees	$9,742	$9,817	$9,670	$9,484	$8,692
Service charges on deposits	6,038	5,706	5,762	5,673	4,928
ATM, interchange and credit card fees	10,568	9,528	9,955	9,793	9,853
Gain on sale and fees on mortgage loans	5,728	6,333	6,272	8,788	8,291
Net gain on sale of available-for-sale securities	1,648	31	1	1	5
Net gain on sale of foreclosed assets	18	1,084	107	27	1
Net gain (loss) on sale of assets	6	(10)	(3)	(6)	74
Interest on loan recoveries	1,649	283	1,207	1,746	704
Other noninterest income	1,920	2,109	1,932	2,220	2,125
Total noninterest income	$37,317	$34,881	$34,903	$37,726	$34,673

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$31,840	$32,540	$31,876	$34,460	$32,936
Profit sharing expense	1,307	1,598	3,099	2,630	2,110
Net occupancy expense	3,292	3,225	3,333	3,288	3,241
Equipment expense	2,346	2,257	2,382	2,450	2,177
FDIC insurance premiums	904	869	848	815	766
ATM, interchange and credit card expenses	3,201	2,968	3,227	2,935	3,039
Legal, tax and professional fees	2,513	2,957	2,835	2,893	3,352
Audit fees	450	451	423	466	430
Printing, stationery and supplies	501	540	664	432	489
Amortization of intangible assets	320	320	391	398	412
Advertising, meals and public relations	1,554	1,493	1,842	1,746	1,392
Operational and other losses	782	596	1,385	1,087	534
Software amortization and expense	2,522	2,457	2,817	2,855	2,829
Other noninterest expense	6,801	6,954	6,550	6,484	5,667
Total noninterest expense	$58,333	$59,225	$61,672	$62,939	$59,374

TAX EQUIVALENT YIELD ADJUSTMENT	$3,366	$3,782	$3,841	$3,670	$3,633

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Six Months Ended
	June 30,
NONINTEREST INCOME	2022	2021
Trust fees	$19,559	$16,991
Service charges on deposits	11,744	9,721
ATM, interchange and credit card fees	20,096	18,530
Gain on sale and fees on mortgage loans	12,061	18,185
Net gain on sale of available-for-sale securities	1,679	813
Net gain on sale of foreclosed assets	1,102	56
Net gain (loss) on sale of assets	(4)	219
Interest on loan recoveries	1,932	1,086
Other noninterest income	4,029	3,947
Total noninterest income	$72,198	$69,548

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$64,380	$65,572
Profit sharing expense	2,905	4,405
Net occupancy expense	6,517	6,388
Equipment expense	4,603	4,341
FDIC insurance premiums	1,773	1,467
ATM, interchange and credit card expenses	6,169	5,811
Legal, tax and professional fees	5,470	6,078
Audit fees	901	870
Printing, stationery and supplies	1,041	814
Amortization of intangible assets	640	824
Advertising, meals and public relations	3,047	2,780
Operational and other losses	1,378	821
Software amortization and expense	4,979	5,448
Other noninterest expense	13,755	11,479
Total noninterest expense	$117,558	$117,098

TAX EQUIVALENT YIELD ADJUSTMENT	$7,148	$7,180

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	June 30, 2022			Mar. 31, 2022
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,466	$5	1.45%	$1,015	$1	0.52%
Interest-bearing deposits in nonaffiliated banks	288,784	547	0.76	171,970	94	0.22
Taxable securities	4,101,751	19,151	1.87	4,231,949	17,823	1.68
Tax exempt securities	2,376,324	17,166	2.89	2,612,025	18,107	2.77
Loans	5,720,804	68,478	4.80	5,487,538	64,766	4.79
Total interest-earning assets	12,489,129	$105,347	3.38%	12,504,497	$100,791	3.27%
Noninterest-earning assets	825,711			744,810
Total assets	$13,314,840			$13,249,307
Interest-bearing liabilities:
Deposits	$7,049,041	$2,967	0.17%	$6,898,059	$1,369	0.08%
Borrowings	730,477	232	0.13	781,314	201	0.10
Total interest-bearing liabilities	7,779,518	$3,199	0.16%	7,679,373	$1,570	0.08%
Noninterest-bearing deposits	4,064,207			3,827,451
Other noninterest-bearing liabilities	65,475			64,999
Shareholders' equity	1,405,640			1,677,484
Total liabilities and shareholders' equity	$13,314,840			$13,249,307

Net interest income and margin (tax equivalent)		$102,148	3.28%		$99,221	3.22%

	Three Months Ended			Three Months Ended
	Dec. 31, 2021			Sept. 30, 2021
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$82	$-	0.48%	$1,554	$2	0.51%
Interest-bearing deposits in nonaffiliated banks	320,102	124	0.15	612,551	236	0.15
Taxable securities	3,590,137	13,556	1.51	3,081,215	12,122	1.57
Tax exempt securities	2,636,360	18,163	2.76	2,542,606	17,701	2.78
Loans	5,347,069	67,993	5.04	5,337,807	70,807	5.26
Total interest-earning assets	11,893,750	$99,836	3.33%	11,575,733	$100,868	3.46%
Noninterest-earning assets	726,932			705,099
Total assets	$12,620,682			$12,280,832
Interest-bearing liabilities:
Deposits	$6,399,343	$1,110	0.07%	$6,346,267	$1,340	0.08%
Borrowings	639,725	77	0.05	599,934	76	0.05
Total interest-bearing liabilities	7,039,068	$1,187	0.07%	6,946,201	$1,416	0.08%
Noninterest-bearing deposits	3,744,848			3,490,685
Other noninterest-bearing liabilities	99,091			103,446
Shareholders' equity	1,737,675			1,740,500
Total liabilities and shareholders' equity	$12,620,682			$12,280,832

Net interest income and margin (tax equivalent)		$98,649	3.29%		$99,452	3.41%

	Three Months Ended
	June 30, 2021
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$3,049	$4	0.54%
Interest-bearing deposits in nonaffiliated banks	796,835	211	0.11
Taxable securities	2,656,211	11,449	1.72
Tax exempt securities	2,461,924	17,410	2.83
Loans	5,383,781	67,161	5.00
Total interest-earning assets	11,301,800	$96,235	3.42%
Noninterest-earning assets	692,282
Total assets	$11,994,082
Interest-bearing liabilities:
Deposits	$6,229,991	$1,560	0.10%
Borrowings	527,669	93	0.07
Total interest-bearing liabilities	6,757,660	$1,653	0.10%
Noninterest-bearing deposits	3,439,683
Other noninterest-bearing liabilities	106,994
Shareholders' equity	1,689,745
Total liabilities and shareholders' equity	$11,994,082

Net interest income and margin (tax equivalent)		$94,582	3.36%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Six Months Ended			Six Months Ended
	June 30, 2022			June 30, 2021
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,241	$7	1.07%	$2,499	$7	0.56%
Interest-bearing deposits in nonaffiliated banks	230,700	641	0.56	717,423	370	0.10
Taxable securities	4,166,490	36,974	1.77	2,454,933	21,712	1.77
Tax exempt securities	2,493,523	35,273	2.83	2,415,527	34,389	2.85
Loans	5,604,815	133,243	4.79	5,340,207	133,914	5.06
Total interest-earning assets	12,496,769	$206,138	3.33%	10,930,589	$190,392	3.51%
Noninterest-earning assets	785,486			696,393
Total assets	$13,282,255			$11,626,982
Interest-bearing liabilities:
Deposits	$6,973,967	$4,336	0.13%	$6,073,981	$3,255	0.11%
Borrowings	755,755	433	0.12	492,341	184	0.08
Total interest-bearing liabilities	7,729,722	$4,769	0.12%	6,566,322	$3,439	0.11%
Noninterest-bearing deposits	3,946,483			3,278,067
Other noninterest-bearing liabilities	65,239			103,307
Shareholders' equity	1,540,811			1,679,286
Total liabilities and shareholders' equity	$13,282,255			$11,626,982

Net interest income and margin (tax equivalent)		$201,369	3.25%		$186,953	3.45%